                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                              8 5/8% SENIOR NOTES
                              DUE AUGUST 1, 2008

                                      OF

                             CONGOLEUM CORPORATION

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis, (ii) certificates for the Company's (as defined below) 8 5/8% Senior Notes due August 1, 2008 (the "Original Notes") are not immediately available or (iii) the Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to First Union National Bank (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                           FIRST UNION NATIONAL BANK

        By Registered or Certified Mail or Hand or Overnight Delivery:

                           First Union National Bank
                        1525 West W.T. Harris Boulevard
                        Charlotte, North Carolina 28288
                      Attention: Reorg. Dept. 3C3-NC 1153

                     Confirm by Telephone: (704) 590-7408
                    Facsimile Transmissions: (704) 590-7628
                         (Eligible Institutions Only)

                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED


                                       1
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             Ladies and Gentlemen:

               The undersigned hereby tenders to Congoleum
             Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated October 2, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of the Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Notes".

             Aggregate Principal Amount Tendered:

             -----------------------------------------------------

             CERTIFICATE NOS. (IF AVAILABLE)

             -----------------------------------------------------

             Check box if the Original Notes will be delivered by book-entry transfer and provide account number.

             [_] The Depository Trust Company

             DTC Account Number:

             Date:

             -----------------------------------------------------
             (NAME(S) OF REGISTERED HOLDER(S)--PLEASE PRINT)

             -----------------------------------------------------
             (ADDRESS OF REGISTERED HOLDER(S))       (ZIP CODE)

             -----------------------------------------------------
             (AREA CODE AND TELEPHONE NO.)

             -----------------------------------------------------
             (NAME(S) OF AUTHORIZED SIGNATORY)

             -----------------------------------------------------
             (CAPACITY)

             -----------------------------------------------------
             (ADDRESS(ES) OF AUTHORIZED SIGNATORY)

             -----------------------------------------------------
             (AREA CODE AND TELEPHONE NO.)

             -----------------------------------------------------
             (SIGNATURE(S) OF RECORD HOLDER OR AUTHORIZED
             SIGNATORY)

             DATED:

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, or government securities dealer;
 (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

 _______________________________________________________________
                                (NAME OF FIRM)

 _______________________________________________________________
                            (AUTHORIZED SIGNATURE)

 _______________________________________________________________
                                    (TITLE)

 _______________________________________________________________
                                   (ADDRESS)

 _______________________________________________________________
                                  (ZIP CODE)

 _______________________________________________________________
                       (AREA CODE AND TELEPHONE NUMBER)

 DATED: ________________________________________________________

 NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF
       GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES
       MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A
       PROPERLY COMPLETED AND DULY EXECUTED LETTER OF
       TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.